Filed Pursuant to Rule 497(a)
File No. 333-227124
Rule 482ad

Prospect Capital Corporation Prices Public Offering of $50 Million of Notes due 2029

NEW YORK, November 28, 2018 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ:PSEC) ("Prospect", “our”, or “we”) announced today that it has priced an underwritten public offering of $50.0 million in aggregate principal amount of 6.875% unsecured notes due 2029 (the “Notes”). The Notes will mature on June 15, 2029 and may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2021. The Notes will bear interest at a rate of 6.875% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, with the first interest payment occurring on March 15, 2019.
RBC Capital Markets and UBS Investment Bank are acting as joint book-running managers for this offering. Ladenburg Thalmann, Oppenheimer & Co., BB&T Capital Markets, Citigroup and William Blair are acting as joint lead managers for this offering. B. Riley FBR and Incapital are acting as co-managers for this offering. The offering is expected to close on December 5, 2018, subject to customary closing conditions. Prospect has granted the underwriters a 30 day option to purchase up to an additional $7.5 million in aggregate principal amount of the Notes.
Prospect expects to use a portion of the net proceeds of this offering to repay debt under its credit facility. Prospect intends to use the remainder of the net proceeds from this offering to invest in high quality short term debt investments, and/or to make long term investments in accordance with its investment objective.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The preliminary prospectus supplement dated November 28, 2018 and the accompanying prospectus dated October 31, 2018, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.
The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.
The offering of these securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey Street, 8th floor, New York, NY 10080, Telephone: 866-375-6829, e-mail: rbcnyfixedincomeprospectus@rbccm.com, and (2) UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019, Attention: Prospectus Specialist, Telephone: 888-827-7275.
ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect's investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 ("1940 Act"). Prospect is required to comply with a series of regulatory requirements under the

1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect could have an adverse effect on Prospect and our shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702